                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) April 29, 2003
                                                          ---------------


                        WARWICK VALLEY TELEPHONE COMPANY
      --------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         NEW YORK                   0-11174                14-1160510
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission             (IRS Employer
    of Incorporation)             File Number)         Identification No.)


   47 MAIN STREET, WARWICK, NEW YORK                             10990
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code      (845) 986-8080
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

Annual Meeting. On April 25, 2003, the Registrant held its 2003 Annual Meeting of Shareholders in Vernon, New Jersey. On April 28, 2003, the Registrant issued a press release announcing the results of the votes that were held at the Annual Meeting. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed herewith:

     99.1  Press Release dated April 28, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WARWICK VALLEY TELEPHONE COMPANY

Dated: April 29, 2003                    By: /s/ M. Lynn Pike
                                            ----------------------------
                                         Name: M. Lynn Pike
                                         Title: President